Exhibit 99.1

Vireo Growth Inc. Announces New $10 Million Convertible Debt Facility

11/04/2024

MINNEAPOLIS, Nov. 04, 2024 (GLOBE NEWSWIRE) -- Vireo Growth Inc. ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF), a cannabis company committed to providing safe access, quality products and great value to its customers, today announced that it has secured a new convertible debt facility which provides a financing commitment of up to U.S. $10.0 million in aggregate principal amount of convertible notes (the “Convertible Notes”). This facility is being funded by the Company’s senior secured lender and its affiliates under the Company’s existing credit agreement.

Chief Executive Officer Amber Shimpa commented, “We are pleased to secure this new financing commitment, with a convertible feature priced at a significant premium to market. This facility gives us additional flexibility to execute our strategy for the year ahead, which incorporates additional capex spending, working capital needs, and supports general corporate purposes. We appreciate the collaborative nature of our relationship with Chicago Atlantic, who continues to support our business as we work toward the launch of adult-use sales in Minnesota next year.”

The convertible facility has a term of three years, with a cash interest rate of 12.0 percent, and such interest shall be paid to Lender in cash on the last business day of each calendar month. All accrued and unpaid interest shall be payable in full on the Maturity Date or earlier date of prepayment, in each case adjusted for any period of less than one calendar month, if applicable. The Convertible Notes shall be convertible at any time into Subordinate Voting Shares of the Company, at the option of Lender, in whole but not in part, in a single transaction, at a conversion price equal to U.S. $0.625. The Company does not expect to issue any warrants related to this convertible loan facility.

The issuance of Convertible Notes will be considered a “related party transaction” for the purposes of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”), as the Lender is a “related party” to the Company as defined in MI 61-101. A material change report respecting the issuance of Convertible Notes will be filed less than 21 days before the expected closing date of the convertible debt facility as the Company determined to complete the convertible debt facility on an expedited basis. The issuance of Convertible Notes will be exempt from the formal valuation and minority shareholder approval requirements available under MI 61-101 pursuant to sections 5.5(a) and 5.7(1)(a) of MI 61-101 on the basis that the fair market value of the Convertible Notes does not exceed 25% of the market capitalization of the Company.

About Vireo Growth Inc.

Vireo was founded as a pioneer in medical cannabis in 2014 and we are fueled by an entrepreneurial drive that sustains our ongoing commitment to serve and delight our key stakeholders, most notably our customers, our employees, our shareholders, our industry collaborators, and the communities in which we live and operate. We work every day to get better and our team prioritizes 1) empowering and supporting strong local market leaders and 2) strategic, prudent capital and human resource allocation. For more information, please visit www.vireogrowth.com.

Contact Information

Media Inquiries:
Amanda Hutcheson
Senior Manager, Communications
amandahutcheson@vireogrowth.com
(919) 815-1476

Investor Inquiries:
Joe Duxbury
Interim Chief Financial Officer
investor@vireogrowth.com
(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” “transformation,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense. Forward-looking statements in this press release include statements regarding the Company’s execution on its strategy over the next year. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in Minnesota; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2023, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Source: Vireo Growth Inc.